Exhibit 10.1


June 16, 2000


AMERICAN INTERNATIONAL PETROLEUM CORPORATION
444 Madison Avenue
New York, NY 10022
Attn:  Denis J. Fitzpatrick

Re:      TAD Purchase Agreement Dated June 1, 1999 (the "Agreement")


Dear Mr. Fitzpatrick:

By this letter, it is hereby understood and agreed that the term of the above-referenced Agreement is extended to June 30, 2001. In consideration of this extension, American International Petroleum Corp. ("AIP") agrees by its confirmation below that it shall provide an additional 300,000 shares of its' common stock, which shall be registered pursuant to the Securities Act of 1933, to Actrade Capital, Inc. ("Actrade") on or before August 15, 2000 as additional security and collateral for the payment of all TADs purchased by Actrade under the Agreement. All representations, warranties and obligations of each of the parties under the Agreement are extended, reconfirmed and shall remain in effect until December 31, 2001. Furthermore, all corporate guarantees and liens issued in favor of Actrade pursuant to the Agreement shall continue to be valid and extended of record until Actrade has received good, collected funds for the full amount owed to it by reason of its purchase of TADs issued under the Agreement. AIP, American International Refinery, Inc., American International Marine, Inc., and St. Marks Refinery, Inc. shall all cooperate fully with Actrade and shall duly execute any and all documents necessary to accomplish the purpose of this letter.

Sincerely yours,


By:
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The terms of this letter are confirmed by:
American International Petroleum Corp.     American International Refinery, Inc.


By:                                        By:
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American International Marine, Inc.        St. Mark's Refinery, Inc.


By:                                        By:
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